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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 1, 2001


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


     Delaware                1-8400                     75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                          (817) 963-1234
                 (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

UPCOMING AMR EXECUTIVE SPEECHES

Senior Executives from AMR Corporation will be presenting at the following conferences hosted by various financial institutions. Webcasts of their remarks will be made available at the dates and times indicated below under the investor information section of AMR's corporate website at http://www.amrcorp.com.



Goldman Sachs - 16th Annual Air Carrier Conference
Monday February 5th, 2001 at 7pm Eastern Time

Deutsche Banc Alex. Brown 11th Annual Global Transportation Conference Wednesday February 14th, 2001 at 2pm Eastern Time

ING Barings 3rd Annual Global Transportation & Logistics Conference March 20th, 2001 at approximately 10am Eastern Standard Time







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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 1, 2001